UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 10, 2017

Premier, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place
Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Items.

As previously disclosed, pursuant to the Registration Rights Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. (the “Company”) and the limited partners of Premier Healthcare Alliance, L.P. (“Premier LP”) (the “Registration Rights Agreement”), the Company may, in its sole discretion, proceed with a voluntary company-directed underwritten public offering (“CDO”) to allow limited partners (also referred to as member owners) that indicate a willingness to participate in a CDO to resell shares of the Company’s Class A common stock (“Class A Stock”) received by such member owners in exchange for their Class B common units of Premier LP (“Class B Units”). Based on a limited number of shares being indicated for potential CDO participation by member owners that are planning to exchange Class B Units as part of the upcoming October 31, 2017 Class B Unit exchange process, on October 10, 2017, the Company notified member owners that the Company would not conduct a CDO in connection with the October 31, 2017 quarterly exchange date.
As previously disclosed, pursuant to the Exchange Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013 by and among the Company, Premier LP and its limited partners (the “Exchange Agreement”), commencing on October 31, 2014, and during each year thereafter, each limited partner will generally have the cumulative right to exchange, on a quarterly basis, a portion of its Class B Units for shares of Class A Stock, cash or a combination of both, the form of consideration to be at the discretion of the audit and compliance committee of the Company’s Board of Directors (the “Audit Committee”). In connection with the October 31, 2017 quarterly exchange date, the Company has not yet determined the settlement method for exchanged Class B Units and will make the determination at its upcoming Audit Committee meeting on October 25, 2017 and will communicate the approved settlement method following its board meeting on October 26, 2017.
For additional information regarding the Exchange Agreement and the Registration Rights Agreement, see “Note 1-Organization and Basis of Presentation-Organization-Exchange Agreement” and “-Registration Rights Agreement” to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed with the Securities Exchange Commission (the “SEC”) on August 23, 2017. A copy of the Exchange Agreement is filed as Exhibit 10.2 and a copy of the Registration Rights Agreement is filed as Exhibit 10.4 to the Company’s Form 8-K filed with the SEC on October 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
		Name:	Susan D. DeVore
		Title:	President and Chief Executive Officer

Date: October 10, 2017